UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 3, 2002

FLIGHT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-33305 (Commission File No.)	95-4863690 (I.R.S. Employer ID No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                  (860) 245-0191
Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

This Form 8-KA amends and restates Item 4 of the Form 8-K filed by Flight Safety Technologies, Inc. on October 10, 2002.

Item 4. Changes in Registrant's Certifying Accountant.

Effective October 3, 2002, Flight Safety Technologies, Inc. (formerly Reel Staff, Inc.) ("Company") terminated its current accountant, Quintanilla, A Professional Corporation ("Quintanilla") and engaged Kostin, Ruffkess & Company, LLC, which has offices in Hartford and New London, Connecticut, as its principal independent public accountant. The decision to engage Kostin, Ruffkess & Company, LLC was made by the Company's Finance and Audit Committee in accordance with Section 301 of the Sarbanes-Oxley Act of 2002. The decision is based on a relocation of the Company's principal place of business from California to Connecticut.

Quintanilla's reports on the Company's financial statements since the Company's inception on May 21, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for the Company's first and most recent fiscal year ending December 31, 2001 and up to the date of termination, there have been no disagreements with Quintanilla on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Quintanilla would have caused Quintanilla to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Since the Company's inception on May 21, 2001 and up to the date of termination of Quintanilla, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Quintanilla to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has provided Quintanilla with a copy of this Report and has furnished the letter attached hereto as Exhibit 16 to the Securities and Exchange Commission in which Quintanilla states it agrees with the preceding statements.

The Company has not previously consulted with Kostin, Ruffkess & Company, LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion which might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Neither did the Company discuss with Kostin, Ruffkess & Company, LLC any accounting, auditing, or financial reporting issue that was a subject of disagreement between the Company and Quintanilla, the Company's previous independent accountants, as there were no such disagreements.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number 16: Letter from Quintanilla, A Professional Accountancy Corporation to the Securities and Exchange Commission dated October 1, 2002 pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIGHT SAFETY TECHNOLOGIES, INC.

Date: October 8, 2002

/s/ Samuel A. Kovnat
Samuel A. Kovnat, CEO